UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 12, 2011
PINNACLE FINANCIAL PARTNERS, INC.

(Exact name of registrant as specified in charter)

Tennessee	000-31225	62-1812853

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 Commerce Street, Suite 300, Nashville, Tennessee	37201

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (615) 744-3700
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.
     (b) On August 12, 2011, Pinnacle Financial Partners, Inc. (the “Company”) received a letter from Dale W. Polley notifying the Company that Mr. Polley was resigning, effective that date, from the Company’s board of directors. Mr. Polley’s term as a director of the Company and its bank subsidiary, Pinnacle National Bank, ended on August 12, 2011. Mr. Polley’s letter notifying the Company of his decision is filed as Exhibit 99.1 to this Current Report on Form 8-K. In connection with Mr. Polley’s resignation from the board of directors of the Company, the Company’s board of directors, on August 16, 2011, approved a reduction in the size of the board of directors to twelve members.

Item 9.01.	Exhibits.
     (d)

Exhibit 99.1	Letter of Dale W. Polley dated August 12, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE FINANCIAL PARTNERS, INC.

	By:	/s/ Harold R. Carpenter

	Name:	Harold R. Carpenter
	Title:	Executive Vice President and Chief Financial Officer

Date: August 17, 2011

EXHIBIT INDEX

Exhibit 99.1	Letter of Dale W. Polley dated August 12, 2011